UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 24, 2007
                Date of report (Date of earliest event reported)

                       Integrated Device Technology, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                       0-12695                     94-2669985
(State of Incorporation)      (Commission File Number)          (IRS Employer
                                                             Identification No.)


            6024 Silver Creek Valley Road, San Jose, California 95138
               (Address of principal executive offices) (Zip Code)


                                 (408) 284-8200
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     The information in this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report.

     On October 24, 2007, Integrated Device Technology, Inc. (the "Company") announced its results of operations and financial condition as of and for the fiscal quarter ended September 30, 2007, in a publicly disseminated press release that is attached hereto as Exhibit 99.1.

     The Company's press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G and Item 10(e)(1)(i) of Regulation S-K, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures included in the press release.

     The foregoing description is qualified in its entirety by reference to the Company's press release dated October 24, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

     On October 24, 2007, the Company also announced that its board of directors has approved a $200 million expansion of the previously authorized share repurchase program to a total of $400 million, of which approximately $236 million remains available for share repurchases. Repurchases under the Company's repurchase program will be made in compliance with the SEC's Rule 10b-18, subject to market conditions, applicable legal requirements and other factors and may include open market and negotiated transactions, including block transactions or accelerated stock repurchase transactions. The expansion of the repurchase program is effective immediately and may be discontinued at any time at the Company's discretion. As of September 30, 2007, the Company had approximately 196 million shares outstanding and approximately $350 million in cash and cash equivalents.

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits.

            99.1   Press Release dated October 24, 2007.

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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2007

                                  INTEGRATED DEVICE TECHNOLOGY, INC.


                                  By: /s/ Clyde R. Hosein
                                      ------------------------------------------
                                      Clyde R. Hosein
                                      Vice President and Chief Financial Officer
                                      (duly authorized officer)

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

                                  EXHIBIT INDEX

Exhibit No      Description

 99.1           Press Release dated October 24, 2007.


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